UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 5, 2022

SOLUNA HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-40261	14-1462255
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

325 Washington Avenue Extension Albany, New York	12205
(Address of registrant’s principal executive office)	(Zip code)

(518) 218-2550

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SNLH	The Nasdaq Stock Market LLC
9.0% Series A Cumulative Perpetual Preferred Stock, par value $0.001 per share	SLNHP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Registered Direct Offering

On December 5, 2022, Soluna Holdings, Inc., a Nevada corporation (the “Company”), entered into a securities purchase agreement (the “Purchase Agreement”) with certain investors named therein of 1,125,000 shares (the “Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”) and associated warrants (the “Warrants”) to purchase up to 2,250,000 shares of Common Stock at an exercise price of $0.76 per share, for a combined purchase price of $0.76 per Share and associated Warrants, for an aggregate gross proceeds of $855,000 (the “Offering”). The Warrants have an exercise price of $0.76 per share, will be exercisable immediately upon issuance and will expire five years following the date of issuance. The Company expects to receive net proceeds from the sale of the Shares and Warrants, after deducting fees and other estimated offering expenses payable by the Company, of approximately $730,000. The Company intends to use the net proceeds from the offering primarily for the acquisition, development and growth of data centers, including cryptocurrency mining processors, other computer processing equipment, data storage, electrical infrastructure, software and real property (i.e., land and buildings) and business, and for working capital and general corporate purposes, which include, but are not limited to, operating expenses. The Offering is expected to close on or about December 5, 2022, subject to the satisfaction of customary closing conditions.

In addition, the Company granted to the investors in the Offering the right to purchase (the “Options”) additional shares of Common Stock (the “Option Shares”) and related warrants (the “Option Warrants”). Pursuant to the Options, the investors (a) within 120 days following the closing of the Offering, may acquire up to $855,000 of Option Shares and Option Warrants to purchase up to $1,710,000 of shares of Common Stock, at the purchase price per Option Share and accompanying Option Warrants which will be the lesser of (i) $0.76; or (ii) five percent discount to the lowest bid price as reported for the principal trading market for the five trading days prior to such Options closing, provided, however, that such price shall not be lower than $0.50 per Option Share and accompanying Option Warrants, and (b) within 120 days following the first closing of the Options, may acquire up to $855,000 of Option Shares and Option Warrants to purchase up to $1,710,000 of shares of Common Stock, at the purchase price per Option Share and accompanying Option Warrants which will be the lowest of (i) $0.76; (ii) the purchase price for the first Options closing, or (iii) five percent discount to the lowest bid price as reported for the principal trading market for the five trading days prior to the second Options closing, provided, however, that such price shall not be lower than $0.50 per Option Share and accompanying Option Warrants. The Option Warrants, if any, will have an exercise price equal to the purchase price per Option Share and related Option Warrants sold in the respective Options closing, will be immediately exercisable and will expire on the five (5) year anniversary of the respective original issuance date. Notwithstanding the forgoing, prior to obtaining stockholders approval (the “Shareholder Approval”) required by the applicable rules and regulations of the Nasdaq Stock Market LLC (“Nasdaq”), the Company may not issue the Option Shares pursuant to the Options, if the issuance of the Option Shares, together with the Shares and Option Shares issued, if any, and any shares of Common Stock issued upon exercise of the Warrants or the Option Warrants prior to the applicable Options closing, if any, exceed 19.9% of the issued and outstanding shares of the Company’s Common Stock prior to this Offering (the “Share Issuance Limitation”).

Holders of the Warrants and Option Warrants will not have the right to exercise any portion of such warrants if the holder (together with its affiliates) would beneficially own in excess of 4.99% (or 9.99% upon the request of the holder) of the number shares of Common Stock outstanding immediately after giving effect to the exercise, as such percentage ownership is determined in accordance with the terms of the Warrants or the Options Warrants, as applicable. However, any holder may increase or decrease such percentage, provided that any increase will not be effective until the 61st day after such election. In addition to these beneficial ownership limitations, prior to obtaining the Shareholder Approval, the sum of the number of shares of Common Stock that may be issued under the Warrants and the Option Warrants shall be limited to the Share Issuance Limitation, less the Shares issued in this Offering, the Option Shares, if any, and any shares of Common Stock previously issued upon the exercise of the Warrants or the Option Shares.

On December 2, 2022, the Company entered into a placement agency agreement (the “Placement Agency Agreement”) with Univest Securities, LLC (“Univest”), pursuant to which Univest agreed to serve as the exclusive placement agent for the Company on a reasonable best-efforts basis in connection with the Offering. Pursuant to the Placement Agency Agreement, the Company agreed to pay to Univest (i) a fee in shares of Common Stock equal to 7% of the Shares issued and sold in the Offering (excluding any securities that may be issued pursuant to the Options or upon exercise of the Warrants) (the “Placement Agent Shares”), (ii) 431,014 restricted shares of Common Stock in relation to Univest’s role in the underwritten offering that closed on October 26, 2022 (the “October Shares”), and (iii) an additional fee of warrants to purchase the number of shares of Common Stock equal to 7% of the number of Shares issued and sold in the Offering (excluding any securities that may be issued pursuant to the Options or upon exercise of the Warrants) in the form substantially similar as the Warrants (the “Placement Agent Warrants”, and together with the Placement Agent Shares and the October Shares, the “Placement Agent Securities”), each such issuance to Univest (and/or its designees) subject to and upon obtaining the appropriate approval by stockholders required by the applicable rules and regulations of the Nasdaq.

The securities other than the October Shares are being offered by the Company pursuant to a “shelf” registration statement on Form S-3 (File No. 333-261427) (the “Registration Statement”) previously filed with the Securities and Exchange Commission (the “SEC”) and declared effective by the SEC on December 16, 2021. The offering of the securities will be made only by means of a prospectus, including a prospectus supplement, forming a part of the effective registration statement. The prospectus supplement dated December 5, 2022, and the accompanying base prospectus relating to the Offering, will be filed with the SEC. Copies of the prospectus supplement and the accompanying base prospectus may be obtained, when available, from the SEC’s website or from Univest Securities, LLC, 75 Rockefeller Plaza, Suite 18C, New York, NY, 10019, by phone (212) 343-8888 or e-mail at info@univest.us.

The Purchase Agreement contains customary representations, warranties and agreements of the Company and customary indemnification rights and obligations of the parties thereto. The foregoing descriptions of the Purchase Agreement and the Warrants are qualified in their entirety by reference to the full texts of the Purchase Agreement and the form of Warrant, copies of which are filed as Exhibit 10.1 and Exhibit 4.1, respectively, to this Current Report on Form 8-K (this “Form 8-K”) and incorporated in this Item 1.01 by reference and into the Registration Statement.

Note Conversion Price and Warrant Exercise Price Reduction

On October 20, 2021, the Company entered into a securities purchase agreement (as amended and supplemented by the addendums, the “October 2021 Purchase Agreement”) with certain accredited investors (the “Noteholders”), and issued, upon closing of the offering on October 25, 2021, convertible secured notes (the “October Secured Notes”) in the aggregate principal amount of $16,304,348 for an aggregate purchase price of $15 million to the Noteholders. The October 2021 Purchase Agreement, contains, among others, a “most favored nation” provision (the “MFN Provision”) which provides that as long as any Noteholder holds any of the October Secured Notes with a principal amount in excess of $1,500,000, in the event that the Company issues or sells any Common Stock or Common Stock equivalents, if the Noteholder holding outstanding securities issued pursuant to the October 2021 Purchase Agreement reasonably believe that any of the terms and conditions of such issuance or sales are more favorable than the terms and conditions granted to the Noteholder pursuant to the October 2021 Purchase Agreement, upon notice to the Company within five trading days after disclosure of such issuance or sale, the Company will amend the terms of the October 2021 Purchaser Agreement as to such Noteholder, only so as to give such Noteholder the benefit of such more favorable terms or conditions. As of November 30, 2022, October Secured Notes with an aggregate principal amount of $13,006,022 are outstanding.

Pursuant to the MFN Provision, the conversion price of the October Secured Notes that are not converted or redeemed pursuant to the October 2021 Purchase Agreement has been reduced to $1.79, and pursuant to the MFN Provision, the conversion price of the October Secured Notes will be reduced to $0.76 per share as a result of the issuance of the Shares and Warrants sold in the Offering, and may be further reduced if the Options are exercised and the Option Shares and related Option Warrants are issued and sold at a price lower than $0.76 per Option Share and related Option Warrants, provided, however, such additional issuances shall be subject to us obtaining the appropriate stockholder approval as required by the applicable rules and regulations of Nasdaq for such issuance and for any potential additional issuances upon further reduction of the conversion price. In connection with this Offering, the Company agreed to hold a meeting of stockholders for the purpose of obtaining such stockholder approval for further reductions in the conversion price of the October Secured Notes to as low as $0.50. As of November 30, 2022, October Secured Notes with an aggregate principal amount of $13,006,022 are outstanding.

The Company also has agreed that certain existing warrants to purchase up to an aggregate of (i) 592,024 shares of Common Stock at an exercise price of $9.50 per share and an expiration date of October 25, 2026; (ii) 1,000,000 shares of Common Stock at an exercise price of $3.50 per share and with an expiration date of September 13, 2027, (iii) 1,000,000 shares of Common Stock at an exercise price of $4.50 per share and with an expiration date of September 13, 2027; (iv) 1,000,000 shares of Common Stock at an exercise price of $5.50 per share and with an expiration date of September 13, 2027, (v) 1,000,000 shares of Common Stock at an exercise price of $7.50 per share and an expiration date of September 13, 2027, and (vi): 85,000 shares of Common Stock at an exercise price of $9.50 and an expiration date of January 14, 2025, held by the Noteholders will be amended so that the amended warrants will have a reduced exercise price of $0.76 per share, subject to and upon obtaining stockholders approval as required by the applicable rules and regulations of Nasdaq for such issuance, and effective as of the closing of this Offering, will include a provision providing for us the ability to reduce the exercise price of such warrants in the Company’s sole discretion.

Item 3.02. Unregistered Sales of Equity Securities.

The information contained in Item 1.01 of this Form 8-K in relation to the October Shares is incorporated herein by reference. The issuance of the October Shares are not registered under the Securities Act of 1933, as amended, (the “Securities Act”) or any state securities laws. The October Shares will be issued in reliance on the exemptions from registration provided by Section 4(a)(2) under the Securities Act.

Item 7.01 Regulation FD Disclosure.

The information contained in Schedule 3.1(i) of the Purchase Agreement, a copy of which is filed as Exhibit 10.1 to this Form 8-K, is incorporated herein by reference. The information in this Form 8-K being furnished pursuant to Item 7.01 shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filing.

Item 8.01 Other Events.

On December 5, 2022, the Company issued a press release announcing the pricing of the Offering described above under Item 1.01 of this Form 8-K. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is hereby incorporated by reference herein.

This Form 8-K and Exhibit 99.1 contain forward-looking statements. Forward-looking statements include, but are not limited to, statements that express the Company’s intentions, beliefs, expectations, strategies, predictions or any other statements related to the Company’s future activities, or future events or conditions. These statements are based on current expectations, estimates and projections about the Company’s business based, in part, on assumptions made by its management. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in the forward-looking statements due to numerous factors, including those risks that may be included in documents that the Company files from time to time with the SEC. Any forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date of this Form 8-K, except as required by law.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

4.1	Form of Warrant.
10.1	Form of Securities Purchase Agreement by and between the Company and the purchasers named therein, dated December 5, 2022.
99.1	Press Release of Soluna Holdings, Inc., dated December 5, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 5, 2022	SOLUNA HOLDINGS, INC.

	By:	/s/ Philip F. Patman, Jr.
	Name:	Philip F. Patman, Jr.
	Title:	Chief Financial Officer